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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 17, 1996


                                  GRANGES INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


       1-9025                                          Not Applicable
       -------                                         --------------
(Commission File No.)                       (I.R.S. Employer Identification No.)


                            British Columbia, Canada
                            ------------------------
         (State or other jurisdiction of incorporation or organization)


        Suite 3000, 370 Seventeenth Street, Denver, CO, USA        80202
        ---------------------------------------------------        -----
              (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code 303-629-2450


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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                                  GRANGES INC.

Item 1.          Changes in Control of Registrant

                 Not applicable

Item 2.          Acquisition or Disposition of Assets

                 Not applicable

Item 3.          Bankruptcy or Receivership

                 Not applicable

Item 4.          Changes in Registrant's Certifying Accountant

                 Not applicable

Item 5.          Other Events

        (a) On September 17, 1996, the Registrant issued the following press release:

               "GRANGES AND DA CAPO TO AMALGAMATE UNDER THE NAME
                               "VISTA GOLD CORP."

VANCOUVER, BRITISH COLUMBIA, SEPTEMBER 17, 1996 - The Boards of Directors of Granges Inc. ("Granges") and Da Capo Resources Ltd. ("Da Capo") approved the amalgamation agreement today under which the two companies will form a new gold mining company--Vista Gold Corp. This amalgamation is subject to the approval of the shareholders and the British Columbia Supreme Court. The extraordinary general meetings will be held on Tuesday, October 22, 1996 for both companies.

After receiving fairness opinions from Goepel Shields & Partners Inc. and from Salman Partners Inc., the Granges and Da Capo boards of directors unanimously recommended to their respective shareholders that they vote in favor of the amalgamation.

As previously announced, holders of Granges common shares will be entitled to one common share of Vista Gold for each Granges share, and holders of Da Capo common shares will be entitled to two common shares of Vista Gold for each Da Capo share.

Vista Gold will be a well-financed, mid-tier gold producer with substantial reserves and a large portfolio of properties in North and South America. At its inception, Vista Gold will have 100,000 ounces of gold production per year from the efficient Hycroft mine in Nevada; production for 1995 was 101,000 ounces at a cash cost of US$272 per ounce. Based on planned development and expansion projects, annual gold production is expected to approach 300,000 ounces over the next three years resulting from the development of mines located in Bolivia and Venezuela.





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Subject to final approvals, the effective date of the amalgamation will be
November 1, 1996."

Item 6.          Resignations of Registrant's Directors

                 Not applicable

Item 7.          Financial Statements and Exhibits

         (a)     Financial Statements - none

         (b)     Pro Forma financial information - none

         (c)     Exhibit - none

Item 8.          Change in Fiscal Year

                 Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 GRANGES INC.
                                      -----------------------------------
                                                 (Registrant)




Date: September 27, 1996          By: /s/ A. J. ALI, CA
                                      -----------------------------------
                                      A. J. Ali, CA
                                      Vice President Finance & C.F.O.





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